UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2005

OCEAN WEST HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49971	71-087-6958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4117 West 16th Square, Vero Beach, FL 32967

(Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code: (772) 492-0104

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Ocean West Holding Corporation (the “Registrant”) has raised $3,200,000 in a private placement of its securities, on a best efforts, $750,000 minimum, $3,200,000 maximum basis (the “Offering”). As of July 31, 2005, the Registrant had sold 10,666,669 shares of its Common Stock (the “Shares”) for total gross proceeds of $3,200,000. The Registrant received net proceeds of approximately $2,784,000, after deducting fees payable to the placement agent. These fees included a 10% Commission equal to $320,000, a 3% Non Accountable Fee of $96,000, as well as other transaction expenses payable by the Registrant. The proceeds received in this Offering will first be used to repay approximately $100,000 of outstanding principal and accrued interest owed to Allied International Fund. The remaining proceeds from this Offering will be used for research and development, marketing and for working capital and general corporate uses. The Registrant may also use proceeds from this Offering to fund its acquisition of new products.

The Shares were offered to certain institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Additional information regarding the Shares and the Offering is included under Item 1.01 of the Current Report on Form 8-K/A filed on July 11, 2005 and is incorporated herein by reference.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is not used for the purpose of conditioning the market in the United States for any of the securities offered. The securities offered will not be or have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN WEST HOLDING CORPORATION

Date: August 3, 2005	By:	/s/ Darryl Cohen
Darryl Cohen
Chief Executive Officer